UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03630)

Exact name of registrant as specified in charter:	Putnam California Tax Exempt Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2019

Date of reporting period:	October 1, 2018 — March 31, 2019

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam INVESTMENTS

Putnam California Tax Exempt Income Fund

Semiannual report
3 | 31 | 19

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PCTEX

Putnam
California Tax Exempt
Income Fund

Semiannual report
3 | 31 | 19

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports free of charge after January 1, 2021, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

May 9, 2019

Dear Fellow Shareholder:

If there is any lesson to be learned from constantly changing financial markets, it is the importance of positioning your investment portfolio for your long-term goals. We believe that one strategy is to diversify across different asset classes and investment approaches.

We also believe your mutual fund investment offers a number of advantages, including constant monitoring by experienced investment professionals who maintain a long-term perspective. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

Another key strategy, in our view, is seeking the counsel of a financial advisor. For over 80 years, Putnam has recognized the importance of professional investment advice. Your financial advisor can help in many ways, including defining and planning for goals such as retirement, evaluating the level of risk appropriate for you, and reviewing your investments on a regular basis and making adjustments as necessary.

As always, your fund’s Board of Trustees remains committed to protecting the interests of Putnam shareholders like you, and we thank you for investing with Putnam.

There’s an old adage in investing: “It’s not how much you make that matters, it’s how much you keep.” That’s particularly true when it comes to the fixed-income markets and the impact that taxes can have on your investment. The good news is that, unlike Treasuries or corporate bonds, the interest paid on municipal bonds is generally free from federal income taxes. Moreover, California residents generally pay no state income taxes on the distributions paid by municipal bonds issued in the Golden State. That can make municipal bonds particularly attractive to investors subject to higher personal income tax rates.

Putnam California Tax Exempt Income Fund offers an active, research-intensive investment approach.

2 California Tax Exempt Income Fund

Source: Putnam, as of 3/31/19. Past performance is no guarantee of future results. Yields for Treasuries, investment-grade corporates, and municipal bonds are represented by the average “yield to worst” — a calculation of the lowest possible yield generated without defaulting — of the Bloomberg Barclays U.S. Treasury Index, the Bloomberg Barclays U.S. Credit Index, and the Bloomberg Barclays Municipal Bond Index, respectively. You cannot invest directly in an index. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Income from municipal bonds may be subject to the alternative minimum tax. Taxable equivalent yield and annual after-tax income are based on a 40.80% federal income tax rate. This rate reflects the Tax Cuts and Jobs Act of 2017 and includes the 3.80% Medicare surtax.

California Tax Exempt Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 3/31/19. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on pages 15–16.

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How was the market for municipal bonds during the reporting period?

Municipal bonds performed well on both an absolute basis and relative to other asset classes for the period. During the first three months of the period, which coincided with the fourth quarter of 2018, markets were rattled by several concerns, including rising interest rates, the partial U.S. government shutdown, slowing global growth, and geopolitical tensions. Investors responded by selling higher-risk equity and fixed-income investments and buying more conservative fixed-income investments. With the flight to quality, municipal bond yields moved lower in tandem with Treasury rates — contributing to rising prices.

With the prevailing macroeconomic and geopolitical winds presenting some uncertainty about the pace of global growth, the Federal Reserve became quite dovish in its outlook for future interest-rate hikes during the first quarter of 2019. The shift in the Fed’s monetary policy combined with the end of the federal government shutdown in January 2019 and optimism over a U.S.–China trade agreement rallied investor sentiment and increased demand for higher-risk assets.

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Allocations are shown as a percentage of the fund’s net assets as of 3/31/19. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 3/31/19. A bond rated BBB or higher (SP-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings may vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

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Technicals, or supply and demand dynamics, were favorable throughout the period. Fund inflows [a measure of retail investor interest] were noteworthy, with investors pouring a record $22.5 billion into municipal bond funds during the first quarter of 2019, according to Lipper fund flow data. With the new tax law capping the deductibility of state and local taxes at $10,000 a year, many Americans faced higher taxes for 2018. As a result, tax-exempt bond funds saw renewed demand, which contributed to rising prices. The surge helped to offset weaker interest in municipal bonds from banks following the decline in the corporate income tax rate from 35% to 21%. On the supply front, new municipal bond issuance totaled $75 billion in the first quarter, according to the Bond Buyer. The pace of issuance picked up in the final weeks of the period as issuers took advantage of falling interest rates and heightened demand.

Given their favorable technicals, tax-exempt municipal bonds enjoyed solid performance that outperformed Treasuries and the equity markets for the period.

What contributed to the Fed’s more dovish tone?

After increasing its benchmark rate a quarter of a percentage point to a target range of 2.25% to 2.50% in December 2018, the Fed held its short-term benchmark rate steady for the balance of the period. In January, Fed Chair Jerome Powell signaled that the impasses over U.S. trade and government budget negotiations and slower growth in Europe and China warranted a “patient” approach to future rate increases. At the March 2019 meeting, the Fed acknowledged that U.S. economic growth had slowed from its solid pace in the fourth quarter of 2018 and then surprised investors by signaling a reduction in the number of anticipated increases in the federal funds rate from two to zero for 2019.

How did the fund perform during the reporting period?

For the six months ended March 31, 2019, the fund underperformed the Bloomberg Barclays Municipal Bond Index [the municipal benchmark] but outperformed the average return of its Lipper peer group, California Municipal Debt Funds.

What was your investment approach?

With the flattening of the yield curve, we saw better relative value in bonds with maturities of 15 to 20 years. As such, we favored an overweight position in bonds with longer intermediate maturities while underweighting shorter intermediate and long maturity holdings as compared with the fund’s municipal benchmark. Consequently, the fund’s yield-curve positioning had more of a bulleted portfolio structure focused on the intermediate portion of the curve at period-end. This positioning resulted in an average maturity of approximately 16 years. Additionally, we used market weakness in October and November 2018 to adjust duration in the portfolios to capture positive seasonal conditions in December and early January. [Duration is a measure of the portfolio’s sensitivity to interest rates.] Consequently, the fund’s duration positioning moved to a generally neutral stance relative to its Lipper peers during the period.

From a credit-quality standpoint, the fund held an overweight exposure to higher-quality bonds rated A and BBB relative to the fund’s Lipper peer group. We continued to look for what we view as attractively priced opportunities to move higher up the credit-quality spectrum. The fund also continued to be weighted more

California Tax Exempt Income Fund 7

toward essential service revenue bonds than toward local general obligation bonds [GOs], which typically rely on the taxing power of state and local governments. This defensive positioning was positive for the fund’s performance, as lower-quality bonds underperformed higher-quality bonds. With municipal credit fundamentals seemingly stable, credit spreads remained at or near post-2008-crisis lows. From a sector positioning perspective, we favored state- and local-backed debt, essential service utilities, and pre-paid gas bonds relative to the fund’s Lipper group.

In February 2019, Puerto Rico reached an important milestone in its financial recovery. Federal bankruptcy Judge Laura Taylor Swain formally approved a major debt restructuring plan for Puerto Rico’s sales tax bonds known as “COFINA.” The agreement swapped out more than $17 billion in COFINA sales tax revenue bonds, including a senior and subordinate lien, for new bonds in a debt exchange. Senior lien bonds recovered roughly 93 cents on the dollar. Subordinate lien bonds recovered roughly 56 cents on the dollar. The restructured bonds were downsized to about $12 billion into one new single lien security.

The compromise agreement may help Puerto Rico save more than $400 million annually that could be available for public services such as health, education, and pension payments. While the ruling brings clarity, and we believe the bond restructuring is a positive step to help resolve Puerto Rico’s debt crisis, the uncertainty of the island’s road to economic recovery causes us to remain cautious.

The fund remained significantly underweight Puerto Rico municipal bonds during the period compared with the fund’s Lipper peer group.

What is your outlook for interest rates and the municipal bond market?

We believe slower growth and the absence of inflationary pressures may keep any interest rate increases by the data-dependent Fed on hold in 2019. This bodes well for municipal bond prices for the foreseeable future, in our view.

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the timing of matured security transactions, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 California Tax Exempt Income Fund

Although unfunded pension liabilities remain a concern for some municipalities, defaults for investment-grade municipal bonds have been rare and remain relatively low for non-investment-grade municipal bonds. The asset class also has demonstrated a low correlation to equities in recent years, suggesting that they could help play a defensive role in a diversified investment portfolio during periods of equity market volatility.

With their competitive tax-adjusted returns and stable credit fundamentals, municipals could perform relatively well in 2019, in our view. We’ll continue to monitor the market on a daily basis to capture opportunities that arise from supply and/or demand imbalances. We’ll also continue to adjust the portfolio’s interest-rate sensitivity accordingly as our views change.

Thank you, Paul, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

California Tax Exempt Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended March 31, 2019, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R6 and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (4/29/83)
Before sales charge	6.15%	70.68%	5.49%	20.66%	3.83%	7.79%	2.53%	4.50%	3.92%
After sales charge	6.03	63.85	5.06	15.83	2.98	3.48	1.15	0.32	–0.23
Class B (1/4/93)
Before CDSC	5.95	62.29	4.96	16.91	3.17	5.64	1.85	3.84	3.60
After CDSC	5.95	62.29	4.96	14.91	2.82	2.73	0.90	–1.16	–1.40
Class C (7/26/99)
Before CDSC	5.91	57.84	4.67	16.03	3.02	5.24	1.72	3.66	3.49
After CDSC	5.91	57.84	4.67	16.03	3.02	5.24	1.72	2.66	2.49
Class M (2/14/95)
Before sales charge	5.77	66.07	5.20	19.00	3.54	6.88	2.24	4.21	3.78
After sales charge	5.67	60.68	4.86	15.13	2.86	3.41	1.12	0.83	0.41
Class R6 (5/22/18)
Net asset value	6.23	74.55	5.73	21.97	4.05	8.40	2.73	4.77	4.12
Class Y (1/2/08)
Net asset value	6.23	74.66	5.74	22.05	4.07	8.47	2.75	4.84	4.15

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

10 California Tax Exempt Income Fund

Comparative index returns For periods ended 3/31/19

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Bloomberg Barclays
Municipal Bond Index	6.52%	58.55%	4.72%	20.12%	3.73%	8.35%	2.71%	5.38%	4.63%
Lipper California
Municipal Debt Funds	6.20	72.55	5.54	21.82	4.01	7.46	2.42	4.54	3.76
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 3/31/19, there were 127, 124, 107, 104, 85, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the 6-month period ended 3/31/19

Distributions	Class A		Class B	Class C	Class M		Class R6	Class Y
Number	6		6	6	6		6	6
Income[1]	$0.120111		$0.094959	$0.089039	$0.108696		$0.126108	$0.128659
Capital gains[2]	—		—	—	—		—	—
Long-term gains	0.076300		0.076300	0.076300	0.076300		0.076300	0.076300
Short-term gains	—		—	—	—		—	—
Total	$0.196411		$0.171259	$0.165339	$0.184996		$0.202408	$0.204959
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
9/30/18	$7.95	$8.28	$7.94	$8.00	$7.93	$8.20	$7.97	$7.97
3/31/19	8.06	8.40	8.05	8.11	8.04	8.31	8.09	8.09
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[3]	2.71%	2.60%	2.08%	1.93%	2.42%	2.34%	2.92%	2.91%
Taxable equivalent[4]	5.90	5.66	4.53	4.20	5.27	5.10	6.36	6.34
Current 30-day
SEC yield[5]	N/A	1.96	1.42	1.27	N/A	1.71	2.26	2.26
Taxable equivalent[4]	N/A	4.27	3.09	2.77	N/A	3.73	4.92	4.92

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 54.10% federal and state combined tax rate for 2019. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

California Tax Exempt Income Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 9/30/18	0.73%	1.37%	1.52%	1.02%	0.52%*	0.52%
Annualized expense ratio for the
six-month period ended 3/31/19	0.73%	1.37%	1.52%	1.02%	0.52%	0.52%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Other expenses are based on expenses of class A shares for the fund’s last fiscal year.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 10/1/18 to 3/31/19. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$3.71	$6.95	$7.71	$5.18	$2.65	$2.65
Ending value (after expenses)	$1,039.20	$1,036.00	$1,034.90	$1,037.80	$1,041.20	$1,041.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 California Tax Exempt Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 3/31/19, use the following calculation method. To find the value of your investment on 10/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R6	Class Y
Expenses paid per $1,000*†	$3.68	$6.89	$7.64	$5.14	$2.62	$2.62
Ending value (after expenses)	$1,021.29	$1,018.10	$1,017.35	$1,019.85	$1,022.34	$1,022.34

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 3/31/19. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

California Tax Exempt Income Fund 13

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political or financial market conditions, investor sentiment and market perceptions, government actions, geopolitical events or changes, and factors related to a specific issuer, geography, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. The fund’s performance will be closely tied to the economic and political conditions in California and can be more volatile than the performance of a more geographically diversified fund. To the extent investments in securities of issuers located outside of California are made, the fund may also be exposed to the risks affecting other states. Certain provisions of the California Constitution and state statutes limit the taxing and spending authority of California’s government entities, which could impair the ability of California issuers to pay principal and/or interest on their obligations. Capital gains, if any, are taxed at the federal and, in most cases, state levels. For some investors, investment income may be subject to the federal alternative minimum tax. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below- investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Tax-exempt bonds may be issued under the Internal Revenue Code only by limited types of issuers for limited types of projects. As a result, the fund’s investments may be focused in certain market segments and be more vulnerable to fluctuations in the values of the securities it holds than a more broadly invested fund. Interest the fund receives might be taxable. You can lose money by investing in the fund.

14 California Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

California Tax Exempt Income Fund 15

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of March 31, 2019, Putnam employees had approximately $496,000,000 and the Trustees had approximately $69,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 California Tax Exempt Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

California Tax Exempt Income Fund 17

The fund’s portfolio 3/31/19 (Unaudited)

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	FRN Floating Rate Notes: the rate shown is the current
AGC Assured Guaranty Corp.	interest rate or yield at the close of the reporting period.
AGM Assured Guaranty Municipal Corporation	Rates may be subject to a cap or floor. For certain
AMBAC AMBAC Indemnity Corporation	securities, the rate may represent a fixed rate currently
BAM Build America Mutual	in place at the close of the reporting period.
COP Certificates of Participation	G.O. Bonds General Obligation Bonds
FCS Farm Credit System	NATL National Public Finance Guarantee Corp.
FGIC Financial Guaranty Insurance Company	U.S. Govt. Coll. U.S. Government Collateralized
FHL Banks Coll. Federal Home Loan Banks	VRDN Variable Rate Demand Notes, which are floating-
System Collateralized	rate securities with long-term maturities that carry
FNMA Coll. Federal National Mortgage	coupons that reset and are payable upon demand
Association Collateralized	either daily, weekly or monthly. The rate shown is the
current interest rate at the close of the reporting
period. Rates are set by remarketing agents and may
take into consideration market supply and demand,
credit quality and the current SIFMA Municipal Swap
Index rate, which was 1.50% as of the close of the
reporting period.

MUNICIPAL BONDS AND NOTES (101.3%)*	Rating**	Principal amount	Value
California (100.5%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Sharp Hlth. Care), 6.25%, 8/1/39
(Prerefunded 8/1/19)	Aa3	$14,000,000	$14,221,760
(Episcopal Sr. Cmntys.), 6.125%, 7/1/41	A–/F	2,045,000	2,205,042
(Episcopal Sr. Cmntys.), Ser. A, 5.00%, 7/1/42	A–/F	700,000	740,901
ABAG Fin. Auth. for Nonprofit Corps. Special Tax
Bonds, (Windemere Ranch Infrastrucure Fin.
Program), Ser. A, AGM
5.00%, 9/2/34	AA	415,000	491,738
5.00%, 9/2/33	AA	740,000	882,147
5.00%, 9/2/32	AA	350,000	418,618
5.00%, 9/2/30	AA	2,075,000	2,517,764
ABAG Fin. Auth. Non-Profit Corps Insd. Sr. Living Rev.
Bonds, (Odd Fellows Home of CA), Ser. A
5.00%, 4/1/42	AA–	1,000,000	1,095,050
5.00%, 4/1/32	AA–	3,000,000	3,332,790
Alameda, Corridor Trans. Auth. Rev. Bonds
Ser. B, AGM, 5.00%, 10/1/37	AA	450,000	515,507
Ser. A, AMBAC, zero %, 10/1/19	BBB+	365,000	360,624
Ser. A, AMBAC, U.S. Govt. Coll., zero %, 10/1/19
(Escrowed to maturity)	Aaa	4,635,000	4,601,813
Albany, Unified School Dist. G.O. Bonds,
(Election 2016), Ser. B
5.00%, 8/1/43	Aa3	2,000,000	2,309,380
4.00%, 8/1/46	Aa3	1,750,000	1,834,000
Anaheim, Pub. Fin. Auth. Rev. Bonds, Ser. A
5.00%, 5/1/46	AA–	2,500,000	2,761,925
5.00%, 5/1/39	AA–	1,000,000	1,113,850

18 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (101.3%)* cont.	Rating**	Principal amount	Value
California cont.
Bay Area Toll Auth. Rev. Bonds, (San Francisco Bay
Area Sub. Toll Bridge), Ser. S-7, 4.00%, 4/1/38	AA–	$9,850,000	$10,522,854
Bay Area Toll Auth. of CA Rev. Bonds
Ser. S-6, 5.00%, 10/1/54	AA–	8,650,000	9,522,439
Ser. F-1, 5.00%, 4/1/54	AA	14,330,000	15,688,341
CA Hlth. Fac. Fin. Auth. Rev. Bonds
(Adventist Hlth. Syst.-West), Ser. A, 5.75%, 9/1/39
(Prerefunded 9/1/19)	A	10,500,000	10,684,590
(Adventist Hlth. Syst./West), Ser. A, 4.00%, 3/1/33	A	4,575,000	4,791,855
CA Muni. Fin. Auth. Rev. Bonds
(Channing House), Ser. B, 5.00%, 5/15/47	AA–	6,530,000	7,559,128
(Eisenhower Med. Ctr.), Ser. A, 5.00%, 7/1/42	Baa2	300,000	336,471
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/42	A3	3,400,000	3,805,008
(Channing House), Ser. B, 5.00%, 5/15/37	AA–	250,000	293,045
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/37	A3	1,000,000	1,132,490
(Cmnty. Med. Ctr.), Ser. A, 5.00%, 2/1/36	A3	1,800,000	2,045,556
(Retirement Hsg. Foundation Oblig. Group), Ser. A,
5.00%, 11/15/32	A–/F	425,000	529,087
(Channing House), Ser. B, 5.00%, 5/15/32	AA–	150,000	177,797
(Retirement Hsg. Foundation Oblig. Group), Ser. A,
5.00%, 11/15/31	A–/F	750,000	929,558
(Retirement Hsg. Foundation Oblig. Group), Ser. A,
5.00%, 11/15/30	A–/F	250,000	308,535
CA School Fac. Fin. Auth. Rev. Bonds, (Alliance
College-Ready Pub. Schools), Ser. C, 5.00%, 7/1/31	BBB	1,425,000	1,604,764
CA School Fac. Fin. Auth. 144A Rev. Bonds
(Alliance College-Ready Pub. Schools), Ser. A,
5.00%, 7/1/51	BBB	1,570,000	1,697,264
(Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/48	BBB–	3,600,000	4,005,288
(Green Dot Pub. Schools), Ser. A, 5.00%, 8/1/38	BBB–	1,000,000	1,128,670
(Alliance College-Ready Pub. Schools), Ser. A,
5.00%, 7/1/36	BBB	1,250,000	1,377,863
(Alliance College-Ready Pub. Schools), Ser. A,
5.00%, 7/1/31	BBB	1,830,000	2,045,592
CA School Fin. Auth. Rev. Bonds, (Kipp LA Projects),
Ser. A, 5.125%, 7/1/44	BBB	1,000,000	1,080,770
CA State G.O. Bonds
6.50%, 4/1/33	Aa3	9,170,000	9,177,795
5.00%, 10/1/44	Aa3	2,770,000	3,117,220
5.00%, 4/1/38	Aa3	5,000,000	6,079,100
5.00%, 8/1/37	Aa3	6,930,000	8,111,704
4.00%, 9/1/32	Aa3	1,395,000	1,542,563
4.00%, 8/1/31	Aa3	7,400,000	8,198,238
(Veterans Bond), 2.00%, 12/1/20	Aa2	6,000,000	6,016,860
CA State VRDN, 1.05%, 5/1/33	VMIG 1	13,930,000	13,930,000
CA State Charter School Fin. Auth. 144A Rev. Bonds,
(Summit Pub. Schools)
5.00%, 6/1/53	Baa3	2,350,000	2,554,826
5.00%, 6/1/47	Baa3	1,000,000	1,094,520

California Tax Exempt Income Fund 19

MUNICIPAL BONDS AND NOTES (101.3%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Cmnty. College Fin. Auth. Rev. Bonds,
(Orange Coast College Hsg.)
5.25%, 5/1/43	BBB–	$500,000	$566,650
5.00%, 5/1/37	BBB–	1,000,000	1,129,550
5.00%, 5/1/34	BBB–	800,000	912,632
5.00%, 5/1/33	BBB–	600,000	686,916
5.00%, 5/1/31	BBB–	825,000	952,916
CA State Dept. of Veterans Affairs Home Purchase
Rev. Bonds, Ser. A, 4.00%, 12/1/49 ##	AA	4,400,000	4,730,704
CA State Dept. of Wtr. Resources FRN Mandatory Put
Bonds (12/1/20), (Central Valley Wtr. Syst.), Ser. AU,
1.72%, 12/1/35	AAA	8,000,000	7,988,320
CA State Edl. Fac. Auth. Rev. Bonds
(U. of the Pacific), 5.50%, 11/1/39	A2	1,085,000	1,109,532
(U. of the Pacific), U.S. Govt. Coll., 5.50%, 11/1/39
(Prerefunded 11/1/19)	AAA/P	65,000	66,546
(CA College of Arts), 5.25%, 6/1/30	Baa2	1,360,000	1,482,794
(U. of the Pacific), 5.25%, 11/1/29	A2	1,265,000	1,290,819
(Loyola-Marymount U.), Ser. A, 5.125%, 10/1/40	A2	2,955,000	3,002,812
(Pepperdine U.), 5.00%, 10/1/49	AA	2,000,000	2,293,380
(Stanford U.), Ser. V-1, 5.00%, 5/1/49	Aaa	4,000,000	5,579,320
(Occidental College), 5.00%, 10/1/45	Aa3	425,000	483,544
(Pepperdine U.), 5.00%, 9/1/45	AA	1,000,000	1,140,610
(Santa Clara U.), 5.00%, 4/1/45	Aa3	2,500,000	2,820,950
(Pepperdine U.), 5.00%, 12/1/44	AA	2,000,000	2,266,480
(U. of San Francisco), Ser. A, 5.00%, 10/1/43	A2	2,500,000	2,923,325
(Pepperdine U.), 5.00%, 10/1/41	AA	1,500,000	1,734,675
(Occidental College), 5.00%, 10/1/38	Aa3	595,000	684,042
(U. of Redlands), Ser. A, 5.00%, 10/1/37	A3	425,000	489,834
(U. of the Pacific), 5.00%, 11/1/36	A2	500,000	574,795
(Occidental College), 5.00%, 10/1/35	Aa3	500,000	582,570
(U. of Redlands), Ser. A, 5.00%, 10/1/35	A3	1,000,000	1,132,410
(Chapman U.), Ser. B, 4.00%, 4/1/47	A2	4,940,000	5,153,803
(Loyola-Marymount U.), Ser. A, NATL,
zero %, 10/1/28	A2	355,000	277,212
CA State Hlth. Fac. Fin. Auth. Rev. Bonds
(Sutter Hlth.), Ser. A, 5.00%, 11/15/46	Aa3	11,685,000	13,228,822
(Los Angeles Biomedical Research Inst.),
5.00%, 9/1/43	Baa2	6,155,000	6,967,460
(Children’s Hosp. Los Angeles), Ser. A,
5.00%, 8/15/42	BBB+	4,000,000	4,535,440
(Sutter Hlth.), Ser. A, 5.00%, 11/15/41	Aa3	5,500,000	6,269,450
(Los Angeles Biomedical Research Inst.),
5.00%, 9/1/37	Baa2	1,845,000	2,121,473
(Sutter Hlth. Oblig. Group), Ser. B, 4.00%, 11/15/38	Aa3	3,000,000	3,193,260
(Providence St. Joseph Hlth.), Ser. A,
4.00%, 10/1/35	Aa3	1,000,000	1,075,500
CA State Infrastructure & Econ. Dev. Bank
Mandatory Put Bonds (8/1/21), (CA Academy
of Sciences), Ser. D, 2.129%, 8/1/47	A2	7,300,000	7,301,898

20 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (101.3%)* cont.	Rating**	Principal amount	Value
California cont.
CA State Infrastructure & Econ. Dev.
Bank Rev. Bonds
(UCSF 2130 Third St.), 5.00%, 5/15/47	AA	$7,515,000	$8,817,725
(J. David Gladstone Inst.), Ser. A, 5.00%, 10/1/31	A–	4,000,000	4,297,400
(CA Science Ctr. Phase II), 5.00%, 5/1/31	A	1,000,000	1,185,040
CA State Muni. Fin. Auth Mobile Home
Park Rev. Bonds
(Caritas Sr. Hsg. Network), Ser. A, 5.00%, 8/15/31	BBB	600,000	689,172
(Caritas Affordable Hsg., Inc.), Ser. A,
5.00%, 8/15/30	BBB+	1,000,000	1,108,940
(Caritas Sr. Hsg. Network), Ser. A, 5.00%, 8/15/30	BBB	685,000	790,648
CA State Muni. Fin. Auth. Rev. Bonds
(LAX Integrated Express Solutions, LLC), Ser. A,
5.00%, 12/31/47	BBB+/F	5,000,000	5,668,500
(Dundee Glasgow Student Hsg.), 5.00%, 5/15/43	Baa3	1,250,000	1,413,775
(LINXS APM), Ser. A, 5.00%, 12/31/37	BBB+/F	5,000,000	5,757,600
(LINXS Automated People Mover), Ser. A,
5.00%, 12/31/35	BBB+/F	1,000,000	1,159,910
(LINXS Automated People Mover), Ser. A,
5.00%, 12/31/34	BBB+/F	1,200,000	1,396,764
(LINXS Automated People Mover), Ser. A,
5.00%, 12/31/33	BBB+/F	1,000,000	1,167,840
(West Village Student Hsg.), BAM, 4.00%, 5/15/48	AA	5,000,000	5,209,100
CA State Muni. Fin. Auth. Charter School Lease
144A Rev. Bonds, (Bella Mente Montessori
Academy), Ser. A
5.00%, 6/1/48	Ba1	1,150,000	1,219,322
5.00%, 6/1/38	Ba1	840,000	896,557
5.00%, 6/1/28	Ba1	430,000	473,443
CA State Poll. Control Fin. Auth. Rev. Bonds
(San Jose Wtr. Co.), 5.10%, 6/1/40	A	4,500,000	4,689,765
(Wtr. Furnishing), 5.00%, 11/21/45	Baa3	10,000,000	10,553,700
(San Jose Wtr. Co.), 4.75%, 11/1/46	A	2,250,000	2,476,418
CA State Poll. Control Fin. Auth. Solid Waste Disp.
144A Mandatory Put Bonds (5/1/19), (Republic Svcs.,
Inc.), Ser. A, 2.30%, 8/1/23	BBB+	2,400,000	2,400,240
CA State Poll. Control Fin. Auth. Wtr. Fac. Rev. Bonds,
(American Wtr. Cap. Corp.), 5.25%, 8/1/40	A	4,000,000	4,200,920
CA State Poll. Control Fin. Auth. Wtr. Furnishing
144A Rev. Bonds, (San Diego Cnty. Wtr. Auth.
Desalination), 5.00%, 11/21/45	Baa3	4,000,000	4,602,240
CA State Pub. Wks. Board Rev. Bonds,
(Dept. of Corrections-State Prisons), Ser. A,
AMBAC, 5.00%, 12/1/19	A1	1,880,000	1,923,766
CA State Statewide Communities Dev. Auth. Hosp.
Rev. Bonds, (Methodist Hosp. of Southern CA)
5.00%, 1/1/48	BBB+	2,000,000	2,235,640
5.00%, 1/1/43	BBB+	7,195,000	8,085,237
CA State Tobacco Securitization Agcy. Rev. Bonds,
(Kern Cnty. Tobacco Funding Corp.), 5.00%, 6/1/40	BBB/P	5,000,000	5,269,100

California Tax Exempt Income Fund 21

MUNICIPAL BONDS AND NOTES (101.3%)* cont.	Rating**	Principal amount	Value
California cont.
CA State U. Rev. Bonds
(Systemwide), Ser. A, 5.00%, 11/1/41	Aa2	$26,610,000	$30,739,606
Ser. A, 5.00%, 11/1/37	Aa2	10,290,000	11,885,876
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Sr. Living — Presbyterian Homes),
7.25%, 11/15/41	BBB+/F	6,000,000	6,186,420
(American Baptist Homes West), 5.75%, 10/1/25	BBB+/F	950,000	968,810
(899 Charleston, LLC), Ser. A, 5.375%, 11/1/49	BB/P	1,000,000	1,075,370
(899 Charleston, LLC), Ser. A, 5.25%, 11/1/44	BB/P	1,300,000	1,393,275
(Front Porch Cmnty. & Svcs.), Ser. A, 5.00%, 4/1/47	A–	2,000,000	2,272,200
(American Baptist Homes of the West),
5.00%, 10/1/45	BBB+/F	2,550,000	2,757,315
AGM, 5.00%, 11/15/44	AA	5,195,000	5,827,232
(American Baptist Homes of the West),
5.00%, 10/1/43	BBB+/F	1,190,000	1,249,750
(Episcopal Cmntys. and Svcs.), 5.00%, 5/15/42	A–/F	3,250,000	3,461,023
(Culinary Institute of America (The)), Ser. B,
5.00%, 7/1/41	Baa2	380,000	422,906
(Enloe Med. Ctr.), 5.00%, 8/15/38	AA–	2,750,000	3,159,668
(Marin Gen. Hosp.), Ser. A, 5.00%, 8/1/38	A–	500,000	589,170
(Marin Gen. Hosp.), Ser. A, 5.00%, 8/1/37	A–	500,000	592,625
(Marin Gen. Hosp.), Ser. A, 5.00%, 8/1/36	A–	725,000	862,409
(Enloe Med. Ctr.), 5.00%, 8/15/35	AA–	1,580,000	1,832,452
(Marin Gen. Hosp.), Ser. A, 5.00%, 8/1/35	A–	750,000	896,048
(Marin Gen. Hosp.), Ser. A, 5.00%, 8/1/34	A–	650,000	777,946
(Marin Gen. Hosp.), Ser. A, 5.00%, 8/1/33	A–	420,000	505,126
(Viamonte Senior Living 1, Inc.), Ser. A,
5.00%, 7/1/33	AA–	125,000	152,258
(Marin Gen. Hosp.), Ser. A, 5.00%, 8/1/32	A–	350,000	421,768
(Viamonte Senior Living 1, Inc.), Ser. A,
5.00%, 7/1/32	AA–	100,000	122,334
(Episcopal Cmntys. and Svcs.), 5.00%, 5/15/32	A–/F	600,000	645,510
(Front Porch Cmnty. & Svcs.), Ser. A, 5.00%, 4/1/30	A–	310,000	368,327
(Terraces at San Joaquin Gardens), Ser. A,
5.00%, 10/1/22	BB/P	2,200,000	2,342,780
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/47	AA–	2,000,000	2,089,360
(Front Porch Cmnty. & Svcs.), Ser. A, 4.00%, 4/1/47	A–	1,625,000	1,665,528
(Marin Gen. Hosp.), Ser. A, 4.00%, 8/1/45	A–	2,500,000	2,556,425
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/43	AA–	1,000,000	1,046,230
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/39	AA–	875,000	925,628
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/38	AA–	800,000	848,128
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/37	AA–	620,000	662,935
(Viamonte Senior Living 1, Inc.), Ser. A,
4.00%, 7/1/35	AA–	300,000	326,295

22 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (101.3%)* cont.	Rating**	Principal amount	Value
California cont.
CA Statewide Cmnty. Dev. Auth. Rev. Bonds
(Viamonte Senior Living 1, Inc.), Ser. B,
3.00%, 7/1/25	AA–	$4,600,000	$4,683,950
(Cmnty. Fac. Dist. No. 1-Zone 1B), zero %, 9/1/20	BB/P	250,000	235,465
CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(American Baptist Homes West), 6.25%, 10/1/39	BBB+/F	4,500,000	4,598,955
(CA Baptist U.), Ser. A, 5.00%, 11/1/41	BB/P	1,535,000	1,726,138
(CA Baptist U.), Ser. A, 5.00%, 11/1/32	BB/P	720,000	831,744
CA Statewide Fin. Auth. Tobacco Settlement Rev.
Bonds, Class B, 5.625%, 5/1/29	Baa1	1,385,000	1,394,446
Campbell, Union High School Dist. G.O. Bonds,
(Election 2016), Ser. B, 4.00%, 8/1/37	AAA	2,410,000	2,586,412
Centinela Valley, Union High School Dist. G.O.
Bonds, Ser. C, AGM, 4.00%, 8/1/34	AA	5,000,000	5,432,550
Ceres, Unified School Dist. G.O. Bonds, BAM
zero %, 8/1/40	AA	1,285,000	571,375
zero %, 8/1/39	AA	1,075,000	499,381
zero %, 8/1/38	AA	1,000,000	485,840
zero %, 8/1/36	AA	545,000	289,177
zero %, 8/1/34	AA	715,000	413,556
zero %, 8/1/33	AA	250,000	151,478
Chula Vista, Indl. Dev. Rev. Bonds, (San Diego Gas)
Ser. C, 5.875%, 2/15/34	A2	2,600,000	2,619,474
Ser. D, 5.875%, 1/1/34	A2	5,000,000	5,037,450
Chula Vista, Muni. Fin. Auth. Special Tax Bonds
5.50%, 9/1/30	AA–	740,000	841,928
5.50%, 9/1/29	AA–	2,165,000	2,472,300
Commerce, Redev. Agcy. Tax Alloc. Bonds,
(Redev. Area 1), U.S. Govt. Coll., zero %, 8/1/21
(Escrowed to maturity)	AAA/P	7,995,000	7,199,498
Corona-Norco, School Dist. Pub. Fin. Auth.
Special Tax Bonds
Ser. A, 5.00%, 9/1/35	AA–	585,000	651,719
Ser. A, 5.00%, 9/1/32	AA–	1,125,000	1,257,199
(Sr. Lien), Ser. A, 5.00%, 9/1/28	AA–	275,000	308,767
Corona-Norco, Unified School Dist. G.O. Bonds,
(Election 2014), Ser. B
4.00%, 8/1/35	Aa2	200,000	221,914
4.00%, 8/1/34	Aa2	250,000	278,358
Coronado, Cmnty. Dev. Successor Agcy. Tax Alloc.
Bonds, Ser. A, 5.00%, 9/1/33	AA	14,000,000	16,206,680
Desert Cmnty. College Dist. G.O. Bonds,
5.00%, 8/1/36	Aa2	1,000,000	1,170,070
Eastern CA Muni. Waste Wtr. Dist. Rev. Bonds, Ser. A,
5.00%, 7/1/45	AA+	2,740,000	3,175,112
El Dorado, Irrigation Dist. Rev. Bonds, Ser. C,
4.00%, 3/1/34	Aa3	1,500,000	1,630,770
Emeryville, Redev. Successor Agcy. Tax Alloc.
Bonds, Ser. A, AGM, 5.00%, 9/1/34	AA	500,000	571,490

California Tax Exempt Income Fund 23

MUNICIPAL BONDS AND NOTES (101.3%)* cont.	Rating**	Principal amount	Value
California cont.
Fairfield-Suisun, Unified School Dist. G.O. Bonds,
(Election 2016)
4.00%, 8/1/34	Aa2	$3,290,000	$3,599,819
4.00%, 8/1/33	Aa2	3,015,000	3,317,224
Folsom Cordova, Unified School Dist. G.O. Bonds,
(School Fac. Impt. Dist. No. 1), Ser. A, NATL,
zero %, 10/1/25	Aa3	1,505,000	1,307,815
Foothill/Eastern Corridor Agcy. Rev. Bonds, Ser. A,
6.00%, 1/15/53	A–	8,000,000	9,337,040
Franklin-McKinley, School Dist. G.O. Bonds,
(Election 2016), Ser. B, 5.00%, 8/1/44	Aa3	2,825,000	3,236,235
Fullerton, Cmnty. Fac. Dist. No. 1 Special Tax Bonds,
(Amerige Heights), 5.00%, 9/1/32	A+	1,000,000	1,092,560
Golden State Tobacco Securitization
Corp. Rev. Bonds
Ser. A-2, 5.00%, 6/1/47	BB/P	7,500,000	7,484,850
(Tobacco Settlement), Ser. A-1, 5.00%, 6/1/47	BB/P	3,500,000	3,492,930
Ser. A, 5.00%, 6/1/45	A1	16,575,000	18,554,387
Ser. A, 5.00%, 6/1/40	A1	23,940,000	26,928,891
Ser. A, 5.00%, 6/1/35	A1	1,065,000	1,211,778
(Tobacco Settlement), Ser. A-1, 5.00%, 6/1/35	BBB	2,500,000	2,835,750
(Tobacco Settlement), Ser. A-1, 5.00%, 6/1/34	BBB	2,500,000	2,848,475
Ser. A, 5.00%, 6/1/33	A1	4,355,000	4,984,820
Ser. A-1, 5.00%, 6/1/31	BBB	5,000,000	5,787,150
Ser. A-1, 5.00%, 6/1/27	BBB+	2,000,000	2,354,180
Ser. A-1, 5.00%, 6/1/26	BBB+	1,100,000	1,281,665
Ser. A, AMBAC, zero %, 6/1/24	A1	12,000,000	10,848,120
Grossmont-Cuyamaca, Cmnty. College Dist. G.O.
Bonds, (Election 2012), Ser. B, 4.00%, 8/1/47	Aa2	3,500,000	3,717,595
Hartnell Cmnty. College Dist. G.O. Bonds, Ser. A
zero %, 8/1/37	Aa2	3,500,000	1,723,505
zero %, 8/1/36	Aa2	4,750,000	2,470,095
zero %, 8/1/35	Aa2	1,000,000	547,560
Hayward, Unified School Dist. G.O. Bonds,
5.00%, 8/1/38	A+	1,995,000	2,248,285
Imperial Irrigation Elec. Dist. Rev. Bonds, Ser. C
5.00%, 11/1/37	AA–	1,500,000	1,738,275
5.00%, 11/1/36	AA–	1,460,000	1,697,688
Inglewood, Redev. Agcy. Successor Tax Allocation
Bonds, (Merged Redev.), Ser. A, BAM
5.00%, 5/1/38	AA	250,000	289,035
5.00%, 5/1/34	AA	500,000	586,910
Inland Valley, Dev. Agcy. Successor Tax Alloc. Bonds,
Ser. A, 5.25%, 9/1/37	A–	4,925,000	5,584,556
Irvine, Cmnty. Fac. Dist. No. 13-3 Special Tax Bonds
(Great Park Impt. Area No. 1), 5.00%, 9/1/39	BBB–/P	1,000,000	1,087,760
(Great Park Impt. Area No. 4), 4.00%, 9/1/41	BB–/P	2,500,000	2,566,825
Irvine, Impt. Board Act of 1915 Special Assmt. Bonds
(Ltd. Oblig. Assmt. Dist. No. 13-1), 5.00%, 9/2/29	A+	705,000	785,596
(Dist No. 12-1), 5.00%, 9/2/23	A+	1,000,000	1,112,210

24 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (101.3%)* cont.	Rating**	Principal amount	Value
California cont.
Irvine, Unified School Dist. Special Tax Bonds
(Cmnty. Fac. Dist. No. 09-1), Ser. A, 5.00%, 9/1/47	BB+/P	$200,000	$221,542
(Cmnty. Fac. Dist. No. 09-1), Ser. C, 5.00%, 9/1/47	BB+/P	1,000,000	1,107,710
(Cmnty. Fac. Dist. No. 09-1), Ser. A, 5.00%, 9/1/42	BB+/P	400,000	445,240
(Cmnty. Fac. Dist. No. 09-1), Ser. B, 5.00%, 9/1/42	BB+/P	1,000,000	1,113,100
BAM, 5.00%, 9/1/38	AA	2,500,000	2,812,625
Jurupa, Pub. Fin. Auth. Special Tax Bonds, Ser. A
5.00%, 9/1/33	A+	600,000	681,390
5.00%, 9/1/32	A+	2,475,000	2,811,699
Kaweah, Delta Hlth. Care Dist. Rev. Bonds, Ser. B,
5.00%, 6/1/40	A3	1,500,000	1,642,170
La Verne, COP, (Brethren Hillcrest Homes),
5.00%, 5/15/29	BBB–/F	635,000	668,014
Lake Elsinore, Pub. Fin. Auth. Local Agcy. Special Tax
Bonds, (Canyon Hills Impt. Areas), Ser. A & C
5.00%, 9/1/33	BB+/P	1,105,000	1,199,113
5.00%, 9/1/31	BB+/P	1,045,000	1,141,056
Long Beach Marina, Rev. Bonds, 5.00%, 5/15/40	BBB/F	1,000,000	1,095,600
Long Beach, Bond Fin. Auth. Rev. Bonds,
(Natural Gas Purchase), Ser. A, 5.50%, 11/15/28	A2	5,000,000	6,264,650
Long Beach, Cmnty. College Dist. G.O. Bonds,
(2008 Election), Ser. B
zero %, 8/1/34	Aa2	1,500,000	932,985
zero %, 8/1/33	Aa2	625,000	405,325
Long Beach, Harbor Rev. Bonds
(Green Bond), Ser. B, 5.00%, 5/15/43	AA	2,000,000	2,300,000
Ser. A, 5.00%, 5/15/40	AA	5,000,000	5,778,050
Long Beach, Unified School Dist. G.O. Bonds,
Ser. D-1, zero %, 8/1/37	Aa2	1,000,000	485,830
Los Angeles Cnty., Fac. Inc. Lease Rev. Bonds,
(Vermont Corridor Cnty., Admin. Bldg.), Ser. A,
5.00%, 12/1/37	AA	1,400,000	1,675,114
Los Angeles Cnty., Pub. Wks. Fin. Auth. Rev. Bonds,
Ser. A, 5.00%, 12/1/44	Aa2	1,000,000	1,121,440
Los Angeles Ctny., Pub. Wks. Fin. Auth. Lease Rev.
Bonds, Ser. D, 5.00%, 12/1/45	Aa2	3,000,000	3,389,130
Los Angeles, Cmnty. College Dist. G.O. Bonds, Ser. G,
4.00%, 8/1/34	Aa1	2,610,000	2,798,599
Los Angeles, Cmnty. Fac. Dist. No. 4 Special Tax
Bonds, (Playa Vista Phase 1)
5.00%, 9/1/31	A+	1,500,000	1,709,835
5.00%, 9/1/30	A+	1,500,000	1,716,750
Los Angeles, Dept. of Arpt. Rev. Bonds
Ser. C, 5.00%, 5/15/38	Aa3	6,600,000	7,723,386
Ser. D, 5.00%, 5/15/36	Aa2	1,375,000	1,561,711
Ser. A, 5.00%, 5/15/33	Aa3	3,300,000	3,831,498
Ser. C, 5.00%, 5/15/33	Aa3	4,990,000	5,937,052
Ser. A, 4.00%, 5/15/34	Aa3	1,155,000	1,238,287
Los Angeles, Dept. of Wtr. & Pwr. VRDN, Ser. A-5,
1.17%, 7/1/35	VMIG 1	10,000,000	10,000,000

California Tax Exempt Income Fund 25

MUNICIPAL BONDS AND NOTES (101.3%)* cont.	Rating**	Principal amount	Value
California cont.
Los Angeles, Harbor Dept. Rev. Bonds,
(Green Bond), Ser. C, 4.00%, 8/1/39	Aa2	$2,200,000	$2,352,328
Los Angeles, Muni. Impt. Corp. Lease Rev. Bonds,
(Real Property), Ser. B, 4.00%, 11/1/33	AA–	3,480,000	3,816,446
Los Angeles, Unified School Dist. G.O. Bonds, Ser. D,
5.00%, 1/1/34	Aa2	3,865,000	3,896,384
M-S-R Energy Auth. Rev. Bonds, Ser. A,
6.50%, 11/1/39	BBB+	6,000,000	8,712,420
Merced, City School Dist. G.O. Bonds,
(Election 2014), 5.00%, 8/1/45	Aa3	3,500,000	4,012,855
Merced, Union High School Dist. G.O. Bonds, AGM
zero %, 8/1/44	AA	8,655,000	2,672,664
zero %, 8/1/39	AA	5,005,000	2,034,132
Modesto, Irrigation Dist. Elec. Rev. Bonds,
5.00%, 10/1/34	A+	500,000	592,540
Modesto, Irrigation Dist. Fin. Auth. Elec. Syst. Rev.
Bonds, Ser. A, 5.00%, 10/1/40	A+	2,790,000	3,180,795
Mountain View, Shoreline Regl. Pk. Cmnty. Tax Alloc.
Bonds, Ser. A, AGM, 5.00%, 8/1/43	AA	5,615,000	6,616,604
Murrieta Valley, Unified School Dist. G.O. Bonds,
AGM, zero %, 9/1/31	AA	2,000,000	1,405,600
Murrieta, Pub. Fin. Auth. Special Tax Bonds,
5.00%, 9/1/26	A	1,000,000	1,096,640
Napa Valley, Cmnty. College Dist. G.O. Bonds
stepped-coupon zero % (4.00%, 2/1/21), 8/1/34 ††	Aa2	1,500,000	1,511,430
stepped-coupon zero % (4.00%, 2/1/21), 8/1/33 ††	Aa2	2,500,000	2,528,075
Norco, Special Tax Bonds, (Norco Ridge Ranch), BAM
5.00%, 9/1/33	AA	660,000	782,899
5.00%, 9/1/30	AA	2,190,000	2,644,184
North Natomas, Cmnty. Fac. Special Tax Bonds,
(Dist. No. 4), Ser. E, 5.25%, 9/1/33	BBB+	1,500,000	1,676,070
Northern CA Energy Auth. Commodity Supply
Mandatory Put Bonds (7/1/24), Ser. A, 4.00%, 7/1/49	A3	10,000,000	10,789,800
Northern CA Gas Auth. No. 1 FRN Rev. Bonds, Ser. B,
2.504%, 7/1/19	A3	3,310,000	3,310,099
Oakland, Alameda Cnty. Unified School
Dist. G.O. Bonds
Ser. A, 5.00%, 8/1/40	A1	4,000,000	4,483,560
Ser. C, 5.00%, 8/1/38	A1	3,235,000	3,738,431
Ser. C, 5.00%, 8/1/37	A1	8,520,000	9,873,232
Ser. A, 5.00%, 8/1/35	A1	1,000,000	1,133,260
Orange Cnty., Cmnty. Fac. Dist. Special Tax Bonds,
(Ladera Ranch — No. 04-1), Ser. A
5.00%, 8/15/33	A+	1,750,000	1,893,728
5.00%, 8/15/32	A+	1,000,000	1,083,510
Orange Cnty., Wtr. Dist. Rev. Bonds, Ser. A,
4.00%, 8/15/41	AAA	2,240,000	2,411,898
Peralta Cmnty. College Dist. G.O. Bonds, Ser. A,
5.00%, 8/1/34	Aa3	1,000,000	1,159,380

26 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (101.3%)* cont.	Rating**	Principal amount	Value
California cont.
Pico Rivera, Pub. Fin. Auth. Lease Rev. Bonds
5.50%, 9/1/31 (Prerefunded 9/1/19)	AA–	$1,000,000	$1,017,180
NATL, 5.25%, 9/1/32	AA–	1,000,000	1,210,480
NATL, 5.25%, 9/1/30	AA–	1,295,000	1,570,990
Poway, Unified School Dist. G.O. Bonds,
(Election of 2008), zero %, 8/1/29	Aa3	11,350,000	8,694,781
Poway, Unified School Dist. Pub. Fin. Auth. Special
Tax Bonds, 5.00%, 9/15/32	AA–	490,000	550,461
Pub. Fin. Auth. Rev. Bonds, (Sharp Healthcare),
Ser. A, 4.00%, 8/1/47	AA	10,000,000	10,553,500
Rancho Cordova, Cmnty. Fac. Dist.
Special Tax Bonds
(Sunridge Anatolia), Ser. 03-1, 5.00%, 9/1/32	BBB–/P	1,250,000	1,338,488
(Sunridge Anatolia No. 03-1), 4.00%, 9/1/27	BBB–/P	425,000	453,637
Redding, Elec. Syst. Rev. Bonds, NATL, 6.368%,
7/1/22 (Escrowed to maturity)	A	1,810,000	1,951,307
Redwood City, Redev. Agcy., Tax Alloc. Bonds,
(Redev. Area 2-A), AMBAC, zero %, 7/15/22	A	3,230,000	3,031,484
Regents of the U. of CA Med. Ctr. (The) Rev. Bonds,
Ser. L, 5.00%, 5/15/41	Aa3	2,000,000	2,288,320
Richmond, Waste Wtr. VRDN Rev. Bonds, Ser. A,
1.30%, 8/1/37	VMIG 1	6,720,000	6,720,000
Ripon, Redev. Agcy. Tax Alloc. Bonds,
(Cmnty. Redev.), NATL, 4.75%, 11/1/36	Baa2	1,365,000	1,366,065
Riverside Cnty., Pub. Fin. Auth. Tax Allocation
Bonds, Ser. A, BAM, 4.00%, 10/1/40	AA	1,250,000	1,316,300
Riverside Cnty., Redev. Successor Agcy. Tax Alloc.
Bonds, (Hsg.), Ser. B
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/41 ††	A	1,990,000	2,005,960
stepped-coupon zero % (5.000%, 10/1/21),
10/1/37 ††	A	1,010,000	1,028,958
stepped-coupon zero % (5.000%, 10/1/21),
10/1/32 ††	AA	290,000	300,713
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/29 ††	AA	775,000	817,858
stepped-coupon zero % (5.000%, 10/1/21),
10/1/28 ††	AA	235,000	249,048
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/26 ††	AA	500,000	534,020
BAM, stepped-coupon zero % (5.000%, 10/1/21),
10/1/24 ††	AA	445,000	457,033
Riverside Cnty., Trans. Comm. Toll Rev. Bonds,
Ser. A, 5.75%, 6/1/44	BBB	750,000	823,965
Rocklin, Special Tax Bonds, 5.00%, 9/1/35	BB/P	3,500,000	3,815,980
Rohnert Pk., Cmnty. Dev. Agcy. Tax Alloc. Bonds,
(Rohnert Redev.), NATL, zero %, 8/1/25	A+	1,340,000	1,165,532
Romoland, School Dist. Special Tax Bonds,
(Cmnty. Fac. Dist. No. 91-1), 5.00%, 9/1/41	BB/P	1,000,000	1,104,640

California Tax Exempt Income Fund 27

MUNICIPAL BONDS AND NOTES (101.3%)* cont.	Rating**	Principal amount	Value
California cont.
Roseville, Special Tax Bonds, (Westpark Cmnty.
Pub. Fac. Dist. No. 1)
5.00%, 9/1/37	BBB–/P	$1,250,000	$1,361,338
5.00%, 9/1/33	BBB–/P	1,000,000	1,095,700
Sacramento, City Fin. Auth. Tax Alloc. Bonds,
Ser. A, FGIC, NATL
zero %, 12/1/23	A	10,000,000	9,100,600
zero %, 12/1/22	A	7,500,000	6,993,600
Sacramento, Regl. Trans. Dist. Rev. Bonds,
(Farebox), 5.00%, 3/1/42	A3	1,805,000	1,879,438
Sacramento, Transient Occupancy Rev. Bonds,
(Convention Ctr. Complex), Ser. A, 5.00%, 6/1/43	A1	5,000,000	5,882,600
San Benito, High School Dist. G.O. Bonds,
(Election 2016), 4.00%, 8/1/36	Aa3	1,705,000	1,862,389
San Bernardino Cnty., Special Tax Bonds,
5.00%, 9/1/33	BBB–/P	2,500,000	2,723,300
San Bernardino, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. D, 5.00%, 8/1/45	Aa2	1,500,000	1,720,740
Ser. B, 4.00%, 8/1/34	Aa2	10,000,000	10,962,700
San Diego Cmnty. Fac. Dist. No. 3 Special Tax Bonds,
5.00%, 9/1/36	BBB/P	980,000	1,024,825
San Diego Cnty., Regl. Arpt. Auth. Rev. Bonds, Ser. B,
5.00%, 7/1/38	A1	2,000,000	2,199,860
San Diego, Assn. of Govt. South Bay Expressway Toll
Rev. Bonds, Ser. A
5.00%, 7/1/42	A	3,000,000	3,463,020
5.00%, 7/1/38	A	2,115,000	2,461,987
San Diego, Cmnty College Dist. G.O. Bonds,
4.00%, 8/1/41	Aaa	2,345,000	2,504,460
San Diego, Pub. Fac. Fin. Auth. Wtr. Rev. Bonds,
Ser. B, FCS, FHL Banks Coll., FNMA Coll., U.S. Govt.
Coll., 5.00%, 8/1/41	Aa3	3,475,000	4,033,085
San Diego, Tobacco Settlement Funding Corp. Rev.
Bonds, Ser. C, 4.00%, 6/1/32	BBB	980,000	1,006,440
San Diego, Unified School Dist. G.O. Bonds, Ser. K-2
zero %, 7/1/35	Aa2	1,025,000	595,197
zero %, 7/1/33	Aa2	1,645,000	1,052,372
zero %, 7/1/32	Aa2	1,955,000	1,313,134
San Francisco City & Cnty. Arpt. Comm. Intl.
Arpt. Rev. Bonds
Ser. A, 5.25%, 5/1/33	A1	4,000,000	4,477,320
(SFO Fuel Co., LLC), Ser. A, 5.00%, 1/1/47	A1	3,000,000	3,494,280
(San Francisco Intl. Arpt.), Ser. 2, 5.00%, 5/1/41	A1	5,000,000	5,679,750
(SFO Fuel Co., LLC), Ser. A, 5.00%, 1/1/39	A1	1,510,000	1,776,017
(SFO Fuel Co., LLC), Ser. A, 5.00%, 1/1/38	A1	1,500,000	1,768,305
(SFO Fuel Co., LLC), Ser. A, 5.00%, 1/1/35	A1	1,475,000	1,755,752
San Francisco City & Cnty. Arpt. Comm. Intl. Arpt.
VRDN Rev. Bonds, Ser. B, 1.30%, 5/1/58	VMIG 1	7,255,000	7,255,000
San Francisco City & Cnty., G.O. Bonds, Ser. A
4.00%, 6/15/36	Aaa	5,155,000	5,483,631
4.00%, 6/15/33	Aaa	3,550,000	3,826,368

28 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (101.3%)* cont.	Rating**	Principal amount	Value
California cont.
San Francisco City & Cnty., Rev. Bonds, (Pub. Util.
Comm.), 4.00%, 11/1/39	Aa3	$5,000,000	$5,346,600
San Francisco City & Cnty., Pub. Util. Comm. Waste
Wtr. Mandatory Put Bonds (10/1/23), (Green Bonds),
Ser. C, 2.125%, 10/1/48	AA	3,000,000	3,042,780
San Francisco City & Cnty., Redev. Agcy. Cmnty.
Successor Special Tax Bonds, (No. 6 Mission Bay
South Pub. Impts.), Ser. A, 5.00%, 8/1/31	BBB/P	1,140,000	1,236,205
San Francisco, City & Cnty. Arpt. Comm. Rev. Bonds,
(Intl. Arpt.)
Ser. F, 5.00%, 5/1/40	A1	4,750,000	4,899,388
Ser. G, 5.00%, 5/1/40	A1	4,400,000	4,538,380
San Francisco, City & Cnty., Redev. Agcy. Cmnty.
Successor Tax Alloc. Bonds, (Mission Bay South
Redev.), Ser. A, 5.00%, 8/1/43	A–	1,750,000	1,953,805
San Joaquin Hills, Trans. Corridor Agcy. Toll Road
Rev. Bonds, Ser. A, 5.00%, 1/15/34	A–	7,125,000	7,957,841
San Mateo Cnty., Cmnty. College Dist. G.O Bonds
5.00%, 9/1/40 ###	Aaa	1,100,000	1,317,646
5.00%, 9/1/39 ###	Aaa	1,000,000	1,201,030
5.00%, 9/1/38 ###	Aaa	1,000,000	1,204,780
5.00%, 9/1/37 ###	Aaa	1,010,000	1,220,827
5.00%, 9/1/36 ###	Aaa	770,000	935,219
San Mateo, Union High School Dist. G.O. Bonds,
(Election 2010), zero %, 9/1/41 (stepped-coupon
zero % (6.700%, 9/1/28)) ††	Aaa	4,105,000	3,929,060
Santa Ana, Unified School Dist. G.O. Bonds,
4.00%, 8/1/33	Aa3	2,000,000	2,235,020
Santa Barbara, Fin. Auth. Rev. Bonds, (Airport)
5.00%, 4/1/38 ###	AA	500,000	603,470
5.00%, 4/1/37 ###	AA	1,240,000	1,502,768
5.00%, 4/1/34 ###	AA	930,000	1,144,923
5.00%, 4/1/33 ###	AA	1,000,000	1,237,980
5.00%, 4/1/32 ###	AA	390,000	485,410
5.00%, 4/1/31 ###	AA	825,000	1,035,540
Santa Monica, Cmnty. College Dist. G.O. Bonds,
(Election 2016), Ser. A
4.00%, 8/1/35	AA+	500,000	556,530
4.00%, 8/1/34	AA+	500,000	560,230
4.00%, 8/1/33	AA+	250,000	281,365
Santaluz, Cmnty. Fac. Dist. No. 2 Special Tax Bonds,
(Impt. Area No. 1), Ser. A
5.25%, 9/1/27	A	3,245,000	3,499,019
5.10%, 9/1/30	A	475,000	509,789
Santee, CDC Successor Agcy. Tax Allocation Bonds,
Ser. A, BAM
5.00%, 8/1/32	AA	2,000,000	2,362,600
5.00%, 8/1/31	AA	2,410,000	2,859,658
School Fin. Fac. Auth. 144A Rev. Bonds,
(Kipp LA Projects), Ser. A, 5.00%, 7/1/45	BBB	1,500,000	1,631,115

California Tax Exempt Income Fund 29

MUNICIPAL BONDS AND NOTES (101.3%)* cont.	Rating**	Principal amount	Value
California cont.
South Orange Cnty., Pub. Fin. Auth. Special Tax
Bonds, Ser. A
5.00%, 8/15/32	AA	$1,000,000	$1,078,660
5.00%, 8/15/30	AA	1,130,000	1,225,643
South Western Cmnty. College Dist. G.O. Bonds,
(Election 2008), Ser. D
5.00%, 8/1/44	Aa2	4,000,000	4,529,480
zero %, 8/1/37	Aa2	3,100,000	1,428,821
Southern CA Pub. Pwr. Auth. Mandatory Put Bonds
(5/1/21), (Canyon Pwr.), Ser. A, 2.25%, 7/1/40	Aa3	12,800,000	12,909,952
Southern CA Pub. Pwr. Auth. Rev. Bonds
(Natural Gas No. 1), Ser. A, 5.25%, 11/1/24	A3	2,850,000	3,249,912
(Natural Gas), Ser. A, 5.25%, 11/1/21	A3	1,500,000	1,615,140
Ser. A, 5.00%, 7/1/40	Aa3	6,860,000	7,114,369
Southwestern Cmnty. College Dist. G.O. Bonds,
(Election of 2008), Ser. C, zero %, 8/1/46	Aa2	5,000,000	1,784,600
Stockton, Pub. Fin. Auth. Special Tax Bonds, Ser. A,
BAM, 4.00%, 9/2/27	AA	570,000	643,353
Stockton, Pub. Wtr. Fin. Auth. Rev. Bonds
(Delta Wtr. Supply), Ser. A, 6.25%, 10/1/40	A	1,250,000	1,475,050
(Delta Wtr. Supply), Ser. A, 6.25%, 10/1/38	A	2,235,000	2,642,552
(Delta Wtr. Supply), Ser. A, 6.125%, 10/1/35	A	750,000	885,135
(Green Bond), Ser. A, BAM, 5.00%, 10/1/35	AA	1,975,000	2,349,026
(Green Bond), Ser. A, BAM, 5.00%, 10/1/34	AA	2,250,000	2,685,465
Stockton, Unified School Dist. COP
5.00%, 2/1/36	A	1,000,000	1,172,790
5.00%, 2/1/35	A	2,410,000	2,836,088
5.00%, 2/1/34	A	2,295,000	2,705,369
5.00%, 2/1/31	A	1,325,000	1,586,635
Stockton, Unified School Dist. G.O. Bonds,
(Election 2012), Ser. A
5.00%, 8/1/42	AA	3,000,000	3,348,960
AGM, 5.00%, 8/1/38	AA	1,000,000	1,123,770
Sunnyvale, Cmnty. Fac. Dist. Special Tax Bonds,
7.65%, 8/1/21	B+/P	1,725,000	1,729,692
Sweetwater, G.O. Bonds, (Union High School Dist.),
5.00%, 8/1/35	A3	2,330,000	2,650,398
Tobacco Securitization Auth. of Southern
CA Rev. Bonds
Class A1-SNR, 5.125%, 6/1/46	B+	5,000,000	5,000,550
Ser. A1-SNR, 5.00%, 6/1/37	BB+	2,000,000	2,000,220
Tracy, Operational Partnership, Joint Powers Auth.
Lease Rev. Bonds, AGC
6.375%, 10/1/38	AA	2,200,000	2,207,942
6.25%, 10/1/33	AA	3,000,000	3,010,590
Tustin Cmnty., Fac. Dist. Special Tax Bonds,
(No. 06-1 Legacy Columbus Villages), Ser. A,
5.00%, 9/1/37	A–	2,100,000	2,401,539
Twin Rivers, Unified School Dist. G.O. Bonds, Ser. A,
BAM, 5.00%, 8/1/40	AA	2,000,000	2,227,520
U. of CA Rev. Bonds, Ser. AR, 5.00%, 5/15/35	Aa2	2,670,000	3,145,554

30 California Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (101.3%)* cont.	Rating**	Principal amount	Value
California cont.
U. of CA VRDN Rev. Bonds, Ser. AL-4, 1.18%, 5/15/48	VMIG 1	$5,900,000	$5,900,000
U. of CA Regents Med. Ctr. Rev. Bonds, Ser. L,
5.00%, 5/15/47	Aa3	10,000,000	11,355,800
Union, G.O. Bonds, Ser. A, 5.00%, 9/1/44	Aa1	1,890,000	2,159,609
Yucaipa Special Tax Bonds, (Cmnty. Fac. Dist.
No. 98-1 Chapman Heights), 5.375%, 9/1/30	A	2,350,000	2,518,848
			1,141,089,202
Guam (0.5%)
Territory of GU, Govt. Wtr. Wks. Auth. Wtr. &
Waste Wtr. Syst. Rev. Bonds, 5.625%, 7/1/40
(Prerefunded 7/1/20)	A–	2,450,000	2,573,407
Territory of GU, Port Auth. Rev. Bonds, Ser. A,
5.00%, 7/1/48	A	1,500,000	1,684,425
Territory of GU, Pwr. Auth. Rev. Bonds, Ser. A, AGM,
5.00%, 10/1/30	AA	1,000,000	1,098,550
			5,356,382
Mississippi (0.1%)
MS State Bus. Fin. Commission Gulf Opportunity
Zone VRDN, (Chevron USA, Inc.), Ser. E,
1.38%, 12/1/30	VMIG1	1,000,000	1,000,000
			1,000,000
Texas (0.2%)
Harris Cnty., Cultural Ed. Fac. Fin. Corp. VRDN,
(The Methodist Hosp.), Ser. C-1, 1.43%, 12/1/24	A-1+	1,825,000	1,825,000
			1,825,000
Total municipal bonds and notes (cost $1,100,009,244)			$1,149,270,584

	Principal amount/
SHORT-TERM INVESTMENTS (0.0%)*	shares	Value
U.S. Treasury Bills 2.528%, 6/20/19	$23,000	$22,879
U.S. Treasury Bills 2.455%, 5/9/19	110,000	109,725
U.S. Treasury Bills 2.462%, 7/18/19	323,000	320,712
Total short-term investments (cost $453,266)		$453,316

TOTAL INVESTMENTS
Total investments (cost $1,100,462,510)	$1,149,723,900

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2018 through March 31, 2019 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,134,893,570.

California Tax Exempt Income Fund 31

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

## Forward commitment, in part or in entirety (Note 1).

### When-issued security.

At the close of the reporting period, the fund maintained liquid assets totaling $21,997,420 to cover the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 1.50%, 2.49% and 2.60%, respectively, as of the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Local debt	16.6%
Transportation	12.8
State debt	12.7
Health care	11.8
Education	10.9
Utilities	10.3
Land	10.1

32 California Tax Exempt Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$1,149,270,584	$—
Short-term investments	—	453,316	—
Totals by level	$—	$1,149,723,900	$—

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 33

Statement of assets and liabilities 3/31/19 (Unaudited)

ASSETS
Investment in securities, at value of securities on loan (Note 1):
Unaffiliated issuers (identified cost $1,100,462,510)	$1,149,723,900
Cash	382,203
Interest and other receivables	12,671,655
Receivable for shares of the fund sold	824,907
Receivable for sales of delayed delivery securities (Note 1)	732,774
Receivable for custodian fees (Note 2)	19,256
Prepaid assets	11,700
Total assets	1,164,366,395

LIABILITIES
Payable for investments purchased	8,662,847
Payable for purchases of delayed delivery securities (Note 1)	16,537,220
Payable for shares of the fund repurchased	2,109,704
Payable for compensation of Manager (Note 2)	412,869
Payable for investor servicing fees (Note 2)	96,044
Payable for Trustee compensation and expenses (Note 2)	460,811
Payable for administrative services (Note 2)	6,014
Payable for distribution fees (Note 2)	552,941
Distributions payable to shareholders	525,858
Other accrued expenses	108,517
Total liabilities	29,472,825

Net assets	$1,134,893,570

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,083,163,835
Total distributable earnings (Note 1)	51,729,735
Total — Representing net assets applicable to capital shares outstanding	$1,134,893,570

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($1,009,294,446 divided by 125,181,050 shares)	$8.06
Offering price per class A share (100/96.00 of $8.06)*	$8.40
Net asset value and offering price per class B share ($1,977,757 divided by 245,567 shares)**	$8.05
Net asset value and offering price per class C share ($32,511,738 divided by 4,006,946 shares)**	$8.11
Net asset value and redemption price per class M share ($2,046,290 divided by 254,508 shares)	$8.04
Offering price per class M share (100/96.75 of $8.04)†	$8.31
Net asset value, offering price and redemption price per class R6 share
($2,096,991 divided by 259,146 shares)	$8.09
Net asset value, offering price and redemption price per class Y share
($86,966,348 divided by 10,753,949 shares)	$8.09

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

34 California Tax Exempt Income Fund

Statement of operations Six months ended 3/31/19 (Unaudited)

INVESTMENT INCOME
Interest income	$20,154,597
Total investment income	20,154,597

EXPENSES
Compensation of Manager (Note 2)	2,425,860
Investor servicing fees (Note 2)	292,987
Custodian fees (Note 2)	8,392
Trustee compensation and expenses (Note 2)	23,730
Distribution fees (Note 2)	1,242,650
Administrative services (Note 2)	19,857
Other	135,741
Total expenses	4,149,217
Expense reduction (Note 2)	(80,916)
Net expenses	4,068,301

Net investment income	16,086,296

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	2,531,264
Futures contracts (Note 1)	248,318
Total net realized gain	2,779,582
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	24,898,737
Total change in net unrealized appreciation	24,898,737

Net gain on investments	27,678,319

Net increase in net assets resulting from operations	$43,764,615

The accompanying notes are an integral part of these financial statements.

California Tax Exempt Income Fund 35

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 3/31/19*	Year ended 9/30/18
Operations
Net investment income	$16,086,296	$36,065,025
Net realized gain on investments	2,779,582	23,691,007
Change in net unrealized appreciation (depreciation)
of investments	24,898,737	(52,243,755)
Net increase in net assets resulting from operations	43,764,615	7,512,277
Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income
Class A	(976,479)	(1,109,278)
Class B	(2,143)	(3,340)
Class C	(31,908)	(46,724)
Class M	(1,962)	(2,803)
Class R6	(1,788)	—
Class Y	(83,478)	(89,948)
From tax-exempt net investment income
Class A	(14,173,554)	(31,960,108)
Class B	(24,663)	(69,240)
Class C	(337,287)	(910,805)
Class M	(27,312)	(74,664)
Class R6	(23,921)	(112)
Class Y	(1,325,418)	(2,830,758)
From net realized long-term gain on investments
Class A	(9,551,970)	—
Class B	(20,959)	—
Class C	(312,132)	—
Class M	(19,190)	—
Class R6	(17,488)	—
Class Y	(816,591)	—
Decrease from capital share transactions (Note 4)	(34,974,505)	(103,215,899)
Total decrease in net assets	(18,958,133)	(132,801,402)

NET ASSETS
Beginning of period	1,153,851,703	1,286,653,105
End of period	$1,134,893,570	$1,153,851,703

* Unaudited.

The accompanying notes are an integral part of these financial statements.

36 California Tax Exempt Income Fund

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California Tax Exempt Income Fund 37

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	net realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	of period	value (%)[a]	(in thousands)	net assets (%)[b]	net assets (%)	(%)
Class A
March 31, 2019**	$7.95	.12	.19	.31	(.12)	(.08)	(.20)	$8.06	3.92*	$1,009,294	.36*	1.43*	21*
September 30, 2018	8.14	.24	(.19)	.05	(.24)	—	(.24)	7.95	.66	1,023,401.73		2.95	40
September 30, 2017	8.39	.27	(.25)	.02	(.27)	—	(.27)	8.14	.26	1,146,710.74		3.23	31
September 30, 2016	8.19	.29	.20	.49	(.29)	—	(.29)	8.39	6.08	1,253,683	.75[d]	3.43[d]	16
September 30, 2015	8.23	.31	(.04)	.27	(.31)	—	(.31)	8.19	3.29	1,226,347.74		3.73	14
September 30, 2014	7.81	.32	.42	.74	(.32)	—	(.32)	8.23	9.63	1,278,391	.74[c]	3.99[c]	11
Class B
March 31, 2019**	$7.94	.09	.19	.28	(.09)	(.08)	(.17)	$8.05	3.60*	$1,978	.68*	1.11*	21*
September 30, 2018	8.13	.19	(.19)	—	(.19)	—	(.19)	7.94	.02	2,526	1.37	2.32	40
September 30, 2017	8.38	.21	(.25)	(.04)	(.21)	—	(.21)	8.13	(.37)	3,733	1.37	2.61	31
September 30, 2016	8.18	.23	.21	.44	(.24)	—	(.24)	8.38	5.41	5,059	1.38[d]	2.81[d]	16
September 30, 2015	8.22	.25	(.04)	.21	(.25)	—	(.25)	8.18	2.64	5,360	1.37	3.10	14
September 30, 2014	7.80	.27	.42	.69	(.27)	—	(.27)	8.22	8.96	6,364	1.37[c]	3.36[c]	11
Class C
March 31, 2019**	$8.00	.09	.19	.28	(.09)	(.08)	(.17)	$8.11	3.49*	$32,512	.76*	1.04*	21*
September 30, 2018	8.19	.18	(.19)	(.01)	(.18)	—	(.18)	8.00	(.13)	35,019	1.52	2.17	40
September 30, 2017	8.44	.20	(.25)	(.05)	(.20)	—	(.20)	8.19	(.52)	49,093	1.52	2.45	31
September 30, 2016	8.23	.22	.21	.43	(.22)	—	(.22)	8.44	5.33	60,951	1.53[d]	2.64[d]	16
September 30, 2015	8.27	.24	(.04)	.20	(.24)	—	(.24)	8.23	2.46	46,944	1.52	2.95	14
September 30, 2014	7.85	.25	.42	.67	(.25)	—	(.25)	8.27	8.73	44,233	1.52[c]	3.21[c]	11
Class M
March 31, 2019**	$7.93	.11	.19	.30	(.11)	(.08)	(.19)	$8.04	3.78*	$2,046	.51*	1.28*	21*
September 30, 2018	8.12	.22	(.19)	.03	(.22)	—	(.22)	7.93	.37	2,628	1.02	2.66	40
September 30, 2017	8.37	.24	(.25)	(.01)	(.24)	—	(.24)	8.12	(.02)	3,272	1.02	2.95	31
September 30, 2016	8.16	.26	.22	.48	(.27)	—	(.27)	8.37	5.92	3,835	1.03[d]	3.14[d]	16
September 30, 2015	8.20	.28	(.04)	.24	(.28)	—	(.28)	8.16	3.00	3,033	1.02	3.45	14
September 30, 2014	7.79	.29	.41	.70	(.29)	—	(.29)	8.20	9.22	2,670	1.02[c]	3.71[c]	11
Class R6
March 31, 2019**	$7.97	.13	.20	.33	(.13)	(.08)	(.21)	$8.09	4.12*	$2,097	.26*	1.56*	21*
September 30, 2018 †	8.01	.09	(.04)	.05	(.09)	—	(.09)	7.97	.61*	10	.19*	1.15*	40
Class Y
March 31, 2019**	$7.97	.13	.20	.33	(.13)	(.08)	(.21)	$8.09	4.15*	$86,966	.26*	1.54*	21*
September 30, 2018	8.16	.26	(.19)	.07	(.26)	—	(.26)	7.97	.87	90,267.52		3.16	40
September 30, 2017	8.41	.28	(.25)	.03	(.28)	—	(.28)	8.16	.48	83,845.52		3.44	31
September 30, 2016	8.21	.30	.21	.51	(.31)	—	(.31)	8.41	6.29	78,603	.53[d]	3.63[d]	16
September 30, 2015	8.25	.32	(.04)	.28	(.32)	—	(.32)	8.21	3.50	58,017.52		3.95	14
September 30, 2014	7.83	.33	.42	.75	(.33)	—	(.33)	8.25	9.85	56,636	.52[c]	4.20[c]	11

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38 California Tax Exempt Income Fund	California Tax Exempt Income Fund 39

Financial highlights cont.

* Not annualized.

** Unaudited.

† For the period May 22, 2018 (commencement of operations) to September 30, 2018.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

c Includes interest and fees expense associated with borrowings which amounted to the following (Note 1):

Percentage of average net assets
September 30, 2014	<0.01%

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

40 California Tax Exempt Income Fund

Notes to financial statements 3/31/19 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2018 through March 31, 2019.

Putnam California Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek as high a level of current income exempt from federal income tax and California personal income tax as Putnam Management believes to be consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax and California personal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate- to long-term maturities (i.e., three years or longer). Under normal circumstances, the fund invests so that at least 90% of the fund’s income distributions are exempt from federal income tax and California personal income tax, except during times of adverse market conditions, when more than 10% of the fund’s income distributions could be subject to these taxes. Such tax-exempt investments in which the fund invests are issued by or for states, territories or possessions of the United States or by their political subdivisions, agencies, authorities or other government entities, and the income from these investments is exempt from both federal and California personal income tax. This investment policy cannot be changed without the approval of the fund’s shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. The expenses for class A, class B, class C and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee, and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

California Tax Exempt Income Fund 41

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Securities purchased or sold on a when-issued or forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk, and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

42 California Tax Exempt Income Fund

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $1,100,181,227, resulting in gross unrealized appreciation and depreciation of $50,240,806 and $698,133, respectively, or net unrealized appreciation of $49,542,673.

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.590%	of the first $5 billion,	0.390%	of the next $50 billion,
0.540%	of the next $5 billion,	0.370%	of the next $50 billion,
0.490%	of the next $10 billion,	0.360%	of the next $100 billion and
0.440%	of the next $10 billion,	0.355%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.215% of the fund’s average net assets.

California Tax Exempt Income Fund 43

Putnam Management has contractually agreed, through January 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R6, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$260,165	Class R6	402
Class B	581	Class Y	22,673
Class C	8,610	Total	$292,987
Class M	556

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $80,916 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $862, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail

44 California Tax Exempt Income Fund

Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	*	$1,062,828
Class B	1.00%	0.85%	9,473
Class C	1.00%	1.00%	165,019
Class M	1.00%	0.50%	5,330
Total			$1,242,650

* Equals the weighted average of (i) 0.20% of the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% of all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $15,273 and $212 from the sale of class A and class M shares, respectively, and received $470 and $6 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $12 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$232,380,046	$268,733,175
U.S. government securities (Long-term)	—	—
Total	$232,380,046	$268,733,175

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class A	Shares	Amount	Shares	Amount
Shares sold	3,326,603	$26,405,149	7,848,927	$63,506,543
Shares issued in connection with
reinvestment of distributions	2,540,606	20,122,191	3,245,513	26,146,918
	5,867,209	46,527,340	11,094,440	89,653,461
Shares repurchased	(9,454,155)	(74,884,148)	(23,167,086)	(186,722,857)
Net decrease	(3,586,946)	$(28,356,808)	(12,072,646)	$(97,069,396)

California Tax Exempt Income Fund 45

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class B	Shares	Amount	Shares	Amount
Shares sold	161	$1,273	234	$1,880
Shares issued in connection with
reinvestment of distributions	5,882	46,506	8,730	70,345
	6,043	47,779	8,964	72,225
Shares repurchased	(78,684)	(624,041)	(149,691)	(1,209,892)
Net decrease	(72,641)	$(576,262)	(140,727)	$(1,137,667)

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class C	Shares	Amount	Shares	Amount
Shares sold	240,102	$1,915,501	390,504	$3,179,300
Shares issued in connection with
reinvestment of distributions	70,348	560,493	99,924	810,542
	310,450	2,475,994	490,428	3,989,842
Shares repurchased	(682,547)	(5,446,651)	(2,105,112)	(17,050,674)
Net decrease	(372,097)	$(2,970,657)	(1,614,684)	$(13,060,832)

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class M	Shares	Amount	Shares	Amount
Shares sold	1,256	$9,869	3,931	$31,466
Shares issued in connection with
reinvestment of distributions	5,261	41,537	8,437	67,796
	6,517	51,406	12,368	99,262
Shares repurchased	(83,581)	(654,734)	(83,766)	(678,146)
Net decrease	(77,064)	$(603,328)	(71,398)	$(578,884)

			FOR THE PERIOD 5/22/18
			(COMMENCEMENT OF OPERATIONS)
	SIX MONTHS ENDED 3/31/19		TO 9/30/18
Class R6	Shares	Amount	Shares	Amount
Shares sold	340,858	$2,715,281	1,252	$10,032
Shares issued in connection with
reinvestment of distributions	5,432	43,197	14	112
	346,290	2,758,478	1,266	10,144
Shares repurchased	(88,408)	(706,673)	(2)	(21)
Net increase	257,882	$2,051,805	1,264	$10,123

	SIX MONTHS ENDED 3/31/19		YEAR ENDED 9/30/18
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,388,623	$18,945,116	3,904,566	$31,626,123
Shares issued in connection with
reinvestment of distributions	197,795	1,570,937	261,008	2,108,371
	2,586,418	20,516,053	4,165,574	33,734,494
Shares repurchased	(3,156,457)	(25,035,308)	(3,110,713)	(25,113,737)
Net increase (decrease)	(570,039)	$(4,519,255)	1,054,861	$8,620,757

46 California Tax Exempt Income Fund

At the close of the reporting period, Putnam Investments, LLC owned 1,295 class R6 shares of the fund (0.50% of class R6 shares outstanding), valued at $10,477.

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund focuses a majority of its investments in the state of California and may be affected by economic and political developments in that state.

Note 6: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	—*

* For the reporting period, there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (Note 1) (there were no unrealized gains or losses on derivative instruments):

Derivatives not accounted for as
hedging instruments under ASC 815	Futures	Total
Interest rate contracts	$248,318	$248,318
Total	$248,318	$248,318

California Tax Exempt Income Fund 47

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

48 California Tax Exempt Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Vice President and
	Chief Legal Officer	Denere P. Poulack
Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

Electronic service requested

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SA045 316417 5/19

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam California Tax Exempt Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: May 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: May 29, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: May 29, 2019